SCHEDULE A
                                       TO
                  PBHG FUNDS AGREEMENT AND DECLARATION OF TRUST

                            AS AMENDED JULY 28, 2004

                                   PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
------------------------------------------------------------------------
PBHG Growth Fund                                         PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Emerging Growth Fund                                PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Large Cap Growth Fund                               PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Select Growth Fund                                  PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Large Cap 20 Fund                                   PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Large Cap Fund                                      PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Mid-Cap Fund                                        PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Small Cap Fund                                      PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Focused Fund                                        PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Cash Reserves Fund                                  PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Technology & Communications Fund                    PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Strategic Small Company Fund                        PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Wireless & Telecom Fund                             PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG IRA Capital Preservation Fund                       PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

Analytic Disciplined Equity Fund                         PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

Heitman REIT Fund                                        PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Pan European Fund                                   PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Concentrated International Fund                     PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

Clipper Focus Fund                                       PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

TS&W Small Cap Value Fund                                PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Mid-Cap Growth Fund                                 PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

Dwight Intermediate Fixed Income Fund                    PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Emerging Markets Fund                               PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Asset Allocation Conservative Portfolio             PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Asset Allocation Moderate Portfolio                 PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Asset Allocation Moderate Growth Portfolio          PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C

PBHG Asset Allocation Growth Portfolio                   PBHG Class
                                                         Advisor Class
                                                         Class A
                                                         Class C


                                  By: /s/ Lee T. Cummings
                                     -------------------------------------------
                                     Name: Lee T. Cummings
                                     Title: CFO